[LOGO] CMA(R)

CMA CONNECTICUT
MUNICIPAL MONEY FUND
------------------------------
Semi-Annual Report

September 30, 1998
------------------------------

[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1998, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of 2.83%.* As of September 30, 1998, the Fund's 7-day yield was 2.93%.

Economic Environment

During the six-month period ended September 30, 1998, the economic instability previously limited to Asia spread to several other regions, including Russia and Latin America. Problems in our own domestic economy also became more apparent, with declining consumer confidence and diminishing corporate profits. US equity markets were hard hit as the Dow Jones Industrial Average fell by 10.9% and the broader unmanaged Standard & Poor's 500 Index fell by 7.7% for the six-month period ended September 30, 1998. In an effort to prevent the US economy from slipping into a possible recession, the Federal Reserve Board lowered the Federal Funds target rate by 25 basis points (0.25%) to 5.25% at its September 29, 1998 meeting. This easing was the first by the Federal Reserve Board since January 1996. The central bank unexpectedly cut the Federal Funds rate another quarter point in October, which investors viewed positively.

The US Treasury market was the clear beneficiary of the global market turmoil, with investors viewing US Treasury issues as a safe haven from the world's financial problems. The intermediate-term maturities on the interest rate yield curve saw the largest gains as the yields on five-year and ten-year US Treasury notes fell 139 basis points and 124 basis points, respectively, since March 31, 1998 to end the period at 4.22% and 4.40%, respectively.

Investment Strategy

CMA Connecticut Municipal Money Fund began the six-month period ended September 30, 1998 with an average portfolio maturity of 45 days. In view of changing market conditions, we made several purchases of notes and tax-exempt commercial paper during the six-month period that increased the Fund's average portfolio maturity to 60 days by period-end. The note purchases provided yields to the Fund in the 3.50%-3.55% range, with maturities from six months to one year. By September period-end, Connecticut note yields had fallen to the 3.20% range for a one-year maturity as demand increased and supply decreased.

Overall, short-term issuance within the state decreased 50.5% in the first nine months of this year as compared to the previous year as state and local government finances continued to improve, thereby reducing the need of municipalities to borrow. Also, during the six-month period Connecticut Power & Light Co., a large issuer of short-term variable rate debt in the state, converted over $400 million of its debt from a short-term variable rate to a long-term fixed rate. The issuer's decision

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

to pursue long-term financing placed further downward pressure on Connecticut note yields as municipal money funds looked to fill the gap left by these large programs. We also increased our holdings in tax-exempt commercial paper by 5% since the beginning of the period, locking in yields in the 60-day-90-day range. Commercial paper remains an important tool in managing the Fund's average portfolio maturity while providing solid credit quality. Finally, in our March 31, 1998 letter to shareholders, we had discussed the new SEC Rule 2a-7 diversification guidelines that took effect on July 1, 1998. The Fund was well positioned in terms of diversification, which facilitated a smooth transition to the new guidelines.

In the upcoming months, we expect that market conditions will remain challenging as the world financial community intensifies its effort to prevent a global recession. Short-term municipal bond yields will likely remain under pressure if the Federal Reserve Board eases monetary policy further. We will continue to seek opportunities to purchase securities that will provide shareholders with the highest credit quality, a stable net asset value and an attractive yield.

In Conclusion

We thank you for your continued interest in CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

November 3, 1998

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998                  (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Connecticut--      $ 5,210   Connecticut State Airport Revenue Bonds, Series A-60, 3.45% due 2/01/1999(b) ..  $ 5,210
89.8%               19,100   Connecticut State Development Authority, Health Care Revenue Bonds
                             (Independent Living Project), VRDN, 3.60% due 7/01/2015 (a) ...................   19,100
                             Connecticut State Development Authority, IDR, VRDN, AMT (a):
                     1,200       (Acucut Inc. Project), 3.85% due 6/01/2018 ................................    1,200
                     4,000       (Handy and Harman Refining), 3.85% due 12/01/2017 .........................    4,000
                     4,135   Connecticut State Development Authority, Industrial Development Bonds
                             (Connecticut Spring and Stamping Corporation), VRDN, AMT, 3.85%
                             due 9/01/2008 (a) .............................................................    4,135
                             Connecticut State Development Authority, PCR, Refunding, VRDN (a):
                    20,200       (Connecticut Light & Power Co. Project), Series A, 3.90% due 9/01/2028 ....   20,200
                     1,000       (United Illuminating Co. Project), 3.90% due 6/01/2026 ....................    1,000
                    15,200       (Western Massachusetts Electric Co.), Series A, 4% due 9/01/2028 ..........   15,200
                     8,000   Connecticut State Development Authority Revenue Bonds (Solid Waste
                             Project--Rand Whitney), VRDN, AMT, 3.85% due 8/01/2023 (a) ....................    8,000
                             Connecticut State, GO:
                     9,155       UT, 3.60% due 10/05/1998 ..................................................    9,155
                    10,000       VRDN, 4.15% due 5/01/2005 (a) .............................................   10,000
                     5,400   Connecticut State, GO, VRDN, UT, Series B, 3.90% due 5/15/2014 (a) ............    5,400
                             Connecticut State, HFA (Housing Mortgage Finance Program):
                     4,500       CP, AMT, Series D, 3.40% due 10/08/1998 ...................................    4,500
                     4,500       CP, AMT, Series D, 3.65% due 10/09/1998 ...................................    4,500
                     4,450       CP, AMT, Series D, 3.25% due 11/02/1998 ...................................    4,450
                     3,375       CP, AMT, Series D, 3.50% due 11/02/1998 ...................................    3,375
                     4,505       CP, AMT, Series D, 3.55% due 11/09/1998 ...................................    4,505
                     8,500       VRDN, Series G, 3.80% due 5/15/2018 (a)(e) ................................    8,500
                     4,500       VRDN, Sub-Series D3, 3.73% due 11/15/2028 (a) .............................    4,500
                             Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                     1,800       (Charlotte Hungerford), VRDN, Series C, 3.85% due 7/01/2013 (a) ...........    1,800
                     5,000       (Hospital of St. Raphael), VRDN, Series J, 3.73% due 7/01/2022 (a) ........    5,000
                     1,000       (Sharon Hospital Issue), VRDN, Series A, 3.85% due 7/01/2027 (a) ..........    1,000
                     3,815       (Yale--New Haven Hospital), Series E, 3.70% due 6/01/1999 (b) .............    3,815
                     3,200       (Yale University), CP, Series S, 3.40% due 10/07/1998 .....................    3,200
                     3,800       (Yale University), CP, Series S, 4% due 10/07/1998 ........................    3,800
                     4,000       (Yale University), CP, Series S, 3.35% due 10/08/1998 .....................    4,000
                     1,500       (Yale University), CP, Series S, 3.35% due 10/22/1998 .....................    1,500
                     2,600       (Yale University), CP, Series S, 3.40% due 10/23/1998 .....................    2,600

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

   AMT      Alternative Minimum Tax (subject to)
   BAN      Bond Anticipation Notes
   CP       Commercial Paper
   GO       General Obligation Bonds
   HFA      Housing Finance Agency
   IDR      Industrial Development Revenue Bonds
   M/F      Multi-Family
   MSTR     Municipal Securities Trust Receipts
   PCR      Pollution Control Revenue Bonds
   UT       Unlimited Tax
   VRDN     Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONTINUED)      (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Connecticut                  Connecticut State Health and Educational Facilities Authority Revenue
(concluded)                  Bonds (concluded):
                   $ 3,500       (Yale University), CP, Series S, 3.50% due 11/09/1998 .....................  $ 3,500
                     3,500       (Yale University), CP, Series S, 3.50% due 1/15/1999 ......................    3,500
                     9,600       (Yale University), VRDN, Series T, 3.85% due 7/01/2029 (a) ................    9,600
                    21,375       (Yale University), VRDN, Series T, 3.85% due 7/01/2029 (a) ................   21,375
                             Connecticut State Municipal Electric Energy Cooperative, Power Supply System
                             Revenue Bonds, CP, Series A:
                     8,700       3.05% due 11/02/1998 ......................................................    8,700
                     8,100       3.25% due 11/02/1998 ......................................................    8,100
                    19,900   Connecticut State Special Assessment Unemployment Compensation,
                             Advanced Fund Revenue Bonds (Connecticut Unemployment), Series C,
                             3.60% due 7/01/1999 (b) .......................................................   19,900
                    35,815   Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                             Infrastructure), VRDN, Second Lien, Series 1, 3.85% due 12/01/2010 (a) ........   35,815
                     8,200   East Haven, Connecticut, BAN, 3.50% due 10/28/1998 ............................    8,200
                     5,600   East Lyme, Connecticut, BAN, UT, 4% due 2/17/1999 .............................    5,610
                     4,600   Hartford, Connecticut, Redevelopment Agency, M/F Mortgage Revenue Refunding
                             Bonds (Housing--Underwood Tower Project), VRDN, 3.90% due 6/01/2020 (a)(e) ....    4,600
                    10,325   Meriden, Connecticut, BAN, UT, 3.75% due 2/11/1999 ............................   10,331
                             New Britain, Connecticut, BAN, UT:
                    13,675       3.70% due 4/13/1999 .......................................................   13,684
                     2,995       4% due 4/13/1999 ..........................................................    3,002
                       520   New Britain, Connecticut, GO, Refunding, UT, 4% due 4/01/1999 (c) .............      521
                     6,000   New Canaan, Connecticut, BAN, UT, 3.75% due 3/09/1999 .........................    6,007
                     3,225   New Fairfield, Connecticut, BAN, 3.75% due 11/19/1998 .........................    3,226
                     1,800   New Haven, Connecticut, GO, UT, 5% due 2/15/1999 (b) ..........................    1,809
                     1,800   Shelton, Connecticut, Housing Authority Revenue Bonds (Crosby Commons
                             Project), VRDN, 3.85% due 1/01/2031 (a) .......................................    1,800
                             Stamford, Connecticut, BAN:
                    11,600       3.75% due 5/17/1999 .......................................................   11,618
                     7,000       3.90% due 5/17/1999 .......................................................    7,017
                     8,400   Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                             Project), VRDN, AMT, 3.95% due 8/01/2024 (a) ..................................    8,400
                     5,000   West Haven, Connecticut, BAN, 3.75% due 12/29/1998 ............................    5,003
                     8,320   Wolcott, Connecticut, BAN, UT, 3.75% due 8/11/1999 ............................    8,331
---------------------------------------------------------------------------------------------------------------------
Puerto Rico--        7,200   Eagle Tax-Exempt Trust, Puerto Rico, Housing, VRDN, Series C, 3.35% due
9.5%                         10/01/2011 (a)(c) .............................................................    7,200
                             Puerto Rico Commonwealth, Government Development Bank:
                     4,300       CP, 3.45% due 10/09/1998 ..................................................    4,300
                     6,000       CP, 3.25% due 10/22/1998 ..................................................    6,000
                     3,000       CP, 3.50% due 10/22/1998 ..................................................    3,000
                       300       Refunding, VRDN, 3.625% due 12/01/2015 (a)(d) .............................      300
                             Puerto Rico, Electric Power Authority, Power Revenue Bonds, MSTR,
                             VRDN (a)(d):
                     8,800       Series SGA-43, 3.87% due 7/01/2022 ........................................    8,800
                     1,235       Series SGA-44, 3.87% due 7/01/2023 ........................................    1,235

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONCLUDED)      (IN THOUSANDS)

                    Face                                                                                         Value
State              Amount                                          Issue                                       (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
Puerto Rico        $ 1,850   Puerto Rico Industrial, Medical and Environmental Pollution Control
(concluded)                  Facilities Financing Authority Revenue Bonds, 3.60% due 9/01/1999 ............   $   1,850
                     6,800   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                             Control Facilities Financing Authority, Higher Education Revenue Bonds
                             (Ana G. Mendez University System Project), Series A, VRDN, 4.05%
                             due 1/01/2015 (a) ............................................................       6,800
-----------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$412,779*)--99.3% ...................................     412,779
                             Other Assets Less Liabilities--0.7% ..........................................       3,039
                                                                                                              ---------
                             Net Assets--100.0% ...........................................................   $ 415,818
                                                                                                              =========
-----------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1998.
(b)   FGIC Insured.
(c)   AMBAC Insured.
(d)   MBIA Insured.
(e)   FSA Insured.
 *    Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998

Assets:
Investments, at value (identified cost--
$412,778,560) (Note 1a) .........................                 $ 412,778,560
Cash ............................................                       257,941
Interest receivable .............................                     2,492,326
Prepaid registration fees and other assets
(Note 1d) .......................................                       633,115
                                                                  -------------
Total assets ....................................                   416,161,942
                                                                  -------------

Liabilities:
Payables:
  Investment adviser (Note 2) ...................   $  177,963
  Distributor (Note 2) ..........................      103,911          281,874
                                                    ----------
Accrued expenses and other liabilities ..........                        62,522
                                                                  -------------
Total liabilities ...............................                       344,396
                                                                  -------------
Net Assets ......................................                 $ 415,817,546
                                                                  =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par
value, unlimited number of shares authorized ....                 $  41,597,784
Paid-in capital in excess of par ................                   374,380,057
Accumulated realized capital losses--net (Note 4)                      (160,295)
                                                                  -------------
Net Assets--Equivalent to $1.00 per share
based on 415,977,841 shares of beneficial
interest outstanding ............................                 $ 415,817,546
                                                                  =============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

Investment Income (Note 1c):
Interest and amortization of premium and
discount earned .................................                    $7,703,781

Expenses:
Investment advisory fees (Note 2) ...............   $1,101,041
Distribution fees (Note 2) ......................      273,794
Accounting services (Note 2) ....................       33,951
Professional fees ...............................       27,299
Transfer agent fees (Note 2) ....................       23,702
Registration fees (Note 1d) .....................       23,439
Custodian fees ..................................       17,803
Printing and shareholder reports ................        8,865
Pricing fees ....................................        2,857
Trustees' fees and expenses .....................        1,456
Other ...........................................        2,446
                                                    ----------
Total expenses ..................................                     1,516,653
                                                                     ----------
Investment income--net ..........................                     6,187,128
Realized Gain on Investments--Net (Note 1c) .....                        18,045
                                                                     ----------
Net Increase in Net Assets Resulting
from Operations .................................                    $6,205,173
                                                                     ==========

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   For the          For the
                                                 Six Months          Year
                                                    Ended            Ended
                                                September 30,      March 31,
Increase (Decrease) in Net Assets:                  1998             1998
--------------------------------------------------------------------------------

Operations:
Investment income--net ......................  $   6,187,128    $    10,526,142
Realized gain (loss) on investments--net ....         18,045            (39,858)
                                               -------------    ---------------
Net increase in net assets resulting
from operations .............................      6,205,173         10,486,284
                                               -------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net ......................     (6,187,128)       (10,523,142)
                                               -------------    ---------------
Net decrease in net assets resulting
from dividends to shareholders ..............     (6,187,128)       (10,523,142)
                                               -------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ............    743,265,669      1,405,810,520
Net asset value of shares issued to
shareholders in reinvestment of
dividends (Note 1e) .........................      6,187,346         10,523,097
                                               -------------    ---------------
                                                 749,453,015      1,416,333,617
Cost of shares redeemed .....................   (786,948,321)    (1,302,932,701)
                                               -------------    ---------------
Net increase (decrease) in net assets
derived from beneficial interest
transactions ................................   (37,495,306)       113,400,916
                                               -------------    ---------------
Net Assets:
Total increase (decrease) in net assets .....    (37,477,261)       113,364,058
Beginning of period .........................    453,294,807        339,930,749
                                               -------------    ---------------
End of period ...............................  $ 415,817,546    $   453,294,807
                                               =============    ===============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios               For the Six
have been derived from information provided             Months
in the financial statements.                             Ended                         For the Year Ended March 31,
                                                      September 30,     ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                   1998             1998            1997           1996            1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....             $    1.00        $    1.00       $    1.00       $    1.00       $    1.00
                                                       ---------        ---------       ---------       ---------       ---------
Investment income--net ...................                   .01              .03             .03             .03             .03
                                                       ---------        ---------       ---------       ---------       ---------
Total from investment operations .........                   .01              .03             .03             .03             .03
                                                       ---------        ---------       ---------       ---------       ---------
Less dividends from investment income--net                  (.01)            (.03)           (.03)           (.03)           (.03)
                                                       ---------        ---------       ---------       ---------       ---------
Net asset value, end of period ...........             $    1.00        $    1.00       $    1.00       $    1.00       $    1.00
                                                       =========        =========       =========       =========       =========
Total Investment Return ..................                  2.83%*           2.93%           2.81%           3.01%           2.54%
                                                       =========        =========       =========       =========       =========
Ratios to Average Net Assets:
Expenses .................................                   .69%*            .69%            .71%            .72%            .71%
                                                       =========        =========       =========       =========       =========
Investment income--net ...................                  2.81%*           2.88%           2.76%           2.97%           2.53%
                                                       =========        =========       =========       =========       =========
Supplemental Data:
Net assets, end of period (in thousands) .             $ 415,818        $ 453,295       $ 339,931       $ 313,362       $ 260,398
                                                       =========        =========       =========       =========       =========

*  Annualized.

   See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $178,000, of which $69,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002, $27,000 expires in 2003, $2,000 expires in 2005 and $40,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary


Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO
      [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

CMA Connecticut
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16055--9/98

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